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                               CONSENT OF KPMG LLP





                                  EXHIBIT 23.2
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                          Independent Auditors' Consent


The Board of Directors
Wilmington Trust Corporation

We consent to the use of our report dated January 15, 2002 incorporated by reference herein. Our report refers to the adoption of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities in 2001.


                                                      /s/ KPMG LLP
April 17, 2002